SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 10, 2004
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


3551 Seventh Street, Suite 204, Moline, Illinois                        61265
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   (Address of principal executive offices)                           (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

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Item 9.01.  Financial Statements and Exhibits

           (a) Financial Statements of Business Acquired.

               None

           (b) Exhibits.

               99.1 Shareholder   letter  to  be  presented  in  the   quarterly
                    shareholder publication, "Investor Update".


Item 2.02.  Results of Operations and Financial Condition

On November 10, 2004, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the third quarter ended September 30, 2004. The letter is attached hereto as Exhibit 99.1.

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

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                   QCR HOLDINGS, INC.

Dated:  November 10, 2004                          By:  /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer



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